Exhibit 21.1
List of Subsidiaries of American Homes 4 Rent and American Homes 4 Rent, L.P.

Below is a list of the subsidiaries of American Homes 4 Rent, which are not also subsidiaries of American Homes 4 Rent, L.P.

Entity	State of Incorporation

American Homes 4 Rent SFR, LLC	DE

ARPI REIT, LLC	DE

American Homes 4 Rent, L.P. (American Homes 4 Rent is the general partner of American Homes 4 Rent, L.P.)	DE

Below is a list of the subsidiaries of American Homes 4 Rent, L.P.

Entity	State of Incorporation

American Dream Insurance, LLC	HI

American Homes 4 Rent Management Holdings, LLC	DE

American Homes 4 Rent Management, LLC	DE

American Homes 4 Rent Properties One, LLC	DE

American Homes 4 Rent Properties Five, LLC	DE

American Homes 4 Rent Properties Seven, LLC	DE

American Homes 4 Rent Properties Eight, LLC	DE

American Homes 4 Rent TRS, LLC	DE

American Homes 4 Rent SP TRS, LLC	DE

American Homes 4 Rent II, LLC	DE

AH4R Maintenance, LLC	DE

AH4R Maintenance Investment, LLC	DE

AH4R Management-AZ, LLC	DE

AH4R Management-CO, LLC	DE

AH4R Management-FL, LLC	DE

AH4R Management-GA, LLC	DE

AH4R Management-ID, LLC	DE

AH4R Management-IL, LLC	DE

AH4R Management-IN, LLC	DE

AH4R Management-KS, LLC	DE

AH4R Management-KY, LLC	DE

AH4R Management-MO, LLC	DE

AH4R Management-MS, LLC	DE

AH4R Management-NC, LLC	DE

AH4R Management-NM, LLC	DE

AH4R Management-OH, LLC	DE

AH4R Management-OK, LLC	DE

AH4R Management-OR, LLC	DE

AH4R Management-SC, LLC	DE

AH4R Management-TN, LLC	DE

Entity	State of Incorporation
AH4R Management-TX, LLC	DE

AH4R Management-UT, LLC	DE

AH4R Management-WA, LLC	DE

AH4R Management-WI, LLC	DE

AH4R NV Properties One, LLC	DE

AH4R NV Properties Two, LLC	DE

AH4R NV Properties Three, LLC	DE

AH4R Properties, LLC	DE

AH4R Properties Two, LLC	DE

AH4R Properties Three, LLC	DE

AH4R TN Properties Two, LLC	DE

AH4R-TN 3, LLC	DE

AH4R GP, LLC	DE

RJ American Homes 4 Rent One, LLC	DE

RJ American Homes 4 Rent Two, LLC	DE

New ARP GP, LLC	DE

American Residential Leasing Company, LLC	DE

ARP 2014-1 Borrower, LLC	DE

AMH 2014-1 Borrower, LLC	DE

AMH 2014-2 Borrower GP, LLC	DE

AMH 2014-2 Borrower, L.P.	DE

AMH 2014-2 Equity Owner, LLC	DE

AMH 2014-3 Borrower GP, LLC	DE

AMH 2014-3 Borrower, L.P.	DE

AMH 2014-3 Equity Owner, LLC	DE

AMH 2015-1 Borrower GP, LLC	DE

AMH 2015-1 Borrower, L.P.	DE

AMH 2015-1 Equity Owner, LLC	DE

AMH 2015-2 Borrower GP, LLC	DE

AMH 2015-2 Borrower, L.P.	DE

AMH 2015-2 Equity Owner, LLC	DE

AMH Roman Two AZ, LLC	DE

AMH Roman Two FL, LLC	DE

AMH Roman Two GA, LLC	DE

AMH Roman Two NC, LLC	DE

AMH Roman Two NV, LLC	DE

AMH Roman Two OR, LLC	DE

AMH Roman Two SC, LLC	DE

AMH Roman Two TN, LLC	DE

Entity	State of Incorporation
AMH Roman Two TX, LLC	DE

AMH Roman Two WA, LLC	DE

American Homes Investments, LLC	DE

American Homes Investments Acquisition, LLC	DE

American Homes Investments NC, LP	DE

American Homes Investments Two, LLC	DE

American Homes Investments Two NC, LP	DE

AHI Bell Lake, LLC	DE

AHI Borrower GP, LLC	DE

AHI Borrower, LP	DE

AHI Boyette Oaks, LLC	DE

AHI Equity Owner, LLC	DE

AHI NC GP, LLC	DE

AHI Two NC GP, LLC	DE

AMH 2020 Portfolio ZB, LLC	DE

AMH Addison Development, LLC	DE

AMH Arroyo Verde Development TRS, LLC	DE

AMH CA Properties, LP	DE

AMH Cares Foundation	DE

AMH Creekside Development, LLC	DE

AMH Development, LLC	DE

AMH Development Arizona GC TRS, LLC	DE

AMH Development Colorado GC TRS, LLC	DE

AMH Development Florida GC TRS, LLC	DE

AMH Development Florida GC, LLC	DE

AMH Development Georgia GC TRS, LLC	DE

AMH Development Georgia GC, LLC	DE

AMH Development Idaho GC TRS, LLC	DE

AMH Development Indiana GC, LLC	DE

AMH Development Nevada GC TRS, LLC	DE

AMH Development North Carolina GC TRS, LLC	DE

AMH Development North Carolina GC, LLC	DE

AMH Development Ohio GC, LLC	DE

AMH Development Ohio GC TRS, LLC	DE

AMH Development South Carolina GC TRS, LLC	DE

AMH Development South Carolina GC, LLC	DE

AMH Development Tennessee GC TRS, LLC	DE

AMH Development Tennessee GC, LLC	DE

AMH Development Texas GC TRS, LLC	DE

Entity	State of Incorporation
AMH Development Two, LLC	DE

AMH Development Utah GC TRS, LLC	DE
AMH Development Washington GC TRS, LLC	DE

AMH Development West GC, LLC	DE

AMH Escalera Development TRS, LLC	DE

AMH Exchange, LLC	DE

AMH FW Early Stage Investment, LLC	DE

AMH FW Late Stage Investment, LLC	DE

AMH HB Alice Smalls Borrower, LLC	DE

AMH HB Alice Smalls Venture, LLC	DE

AMH HB Avery Creek Borrower, LLC	DE

AMH HB Avery Creek Venture, LLC	DE

AMH HB Beacon Point Borrower, LLC	DE

AMH HB Beacon Point Venture, LLC	DE

AMH HB Beckham Pointe Borrower, LLC	DE

AMH HB Big Buffalo Borrower, LLC	DE

AMH HB Binion Reserve Borrower, LLC	DE

AMH HB Binion Reserve Venture, LLC	DE

AMH HB Borrower GP, LLC	DE

AMH HB Braun's Addition Borrower, LLC	DE

AMH HB Brentwood Borrower, LP	DE

AMH HB Brentwood Venture, LP	DE

AMH HB Canyon Del Sol Borrower, LLC	DE

AMH HB Canyon Del Sol Venture, LLC	DE

AMH HB Country Crossing Estates Borrower, LLC	DE

AMH HB Country Crossing Estates Venture, LLC	DE

AMH HB Daybreak Borrower, LLC	DE

AMH HB Daybreak Venture, LLC	DE

AMH HB Development Manager, LLC	DE

AMH HB Dulce Springs Borrower, LLC	DE

AMH HB Dulce Springs Venture, LLC	DE

AMH HB Enclave at Madera Parc Borrower, LLC	DE

AMH HB Equity Owner, LLC	DE

AMH HB Fountain Brooke Borrower, LLC	DE

AMH HB Fountain Brooke Venture, LLC	DE

AMH HB Green Mountain Expo Borrower, LLC	DE

AMH HB Green Mountain Expo Venture, LLC	DE

AMH HB Hammock Oaks Borrower, LLC	DE

AMH HB Hammock Oaks Venture, LLC	DE

Entity	State of Incorporation
AMH HB Hazel Estates Borrower, LLC	DE

AMH HB Hazel Estates Venture, LLC	DE

AMH HB Hazel Gardens Borrower, LP	DE

AMH HB Hazel Gardens Venture, L.P.	DE

AMH HB Highland Pointe Borrower, LLC	DE

AMH HB Highland Pointe Venture, LLC	DE

AMH HB Holleman Hills Borrower, LP	DE

AMH HB Holleman Hills Venture, LP	DE

AMH HB Investments, LLC	DE

AMH HB Investments Two, LLC	DE

AMH HB Kingdom Crest Borrower, LLC	DE

AMH HB Legend Oaks Borrower, LLC	DE

AMH HB Legend Oaks Venture, LLC	DE

AMH HB Leyden Ranch East Borrower, LLC	DE

AMH HB Leyden Ranch East Venture, LLC	DE

AMH HB Malone Place Borrower, LLC	DE

AMH HB Maple Crossing Borrower, LLC	DE

AMH HB Maple Crossing Venture, LLC	DE

AMH HB Olive Ranch Borrower, LLC	DE

AMH HB Olive Ranch Venture, LLC	DE

AMH HB Riley Meadows Borrower, LP	DE

AMH HB Riley Meadows Venture, LP	DE

AMH HB Rio Rancho Borrower, LLC	DE

AMH HB Rio Rancho Venture, LLC	DE

AMH HB Royal Firs Borrower, LLC	DE

AMH HB Second Averette Venture, LP	DE

AMH HB Second Belshire Venture, LP	DE

AMH HB Second Brixton Venture, LLC	DE

AMH HB Second Highlands Landing Venture, LLC	DE

AMH HB Second Hills of Montverde Venture, LLC	DE

AMH HB Second Lyons Creek Venture, LLC	DE

AMH HB Second Norman Estates Venture, LLC	DE

AMH HB Second Paradise Valle Venture, LLC	DE

AMH HB Second Rivercreek Landing Phase 2 Venture, LLC	DE

AMH HB Second Sienna Grove Venture, LLC	DE

AMH HB Second Venture GP, LLC	DE

AMH HB Second Venture, LLC	DE

AMH HB Sunrise Trails Borrower, LLC	DE

AMH HB Sunrise Trails Venture, LLC	DE

Entity	State of Incorporation
AMH HB Ten Trails Borrower, LLC	DE

AMH HB The Orchard at Mountain View Borrower, LLC	DE

AMH HB The Orchard at Mountain View Venture, LLC	DE

AMH HB Venture, LLC	DE

AMH HB Venture GP, LLC	DE

AMH HB Westbrook Lake Borrower, LLC	DE

AMH HB Wheeler Creek Borrower, LLC	DE

AMH HB Wheeler Creek Venture, LLC	DE

AMH HB Wood Pointe Borrower, LLC	DE

AMH HB Wood Pointe Venture, LLC	DE

AMH HB Woodlake Preserve Borrower, LLC	DE

AMH HB Woodlake Preserve Venture, LLC	DE

AMH Homebase Investment, LLC	DE

AMH La Estancia Development TRS, LLC	DE

AMH LandCo 34th and Manor, LLC	DE

AMH LandCo Amber Gardens, LLC	DE

AMH LandCo Berkshire Crossing, LLC	DE

AMH LandCo Blue Vista South, LLC	DE

AMH LandCo Brookstone, LLC	DE

AMH LandCo Broyles Farm, LLC	DE

AMH LandCo Catalina Canyon, LLC	DE

AMH LandCo Cactus Cove, LLC	DE

AMH LandCo Capital Crossing, LLC	DE

AMH LandCo Cedar Mill, LLC	DE

AMH LandCo Curry Farms, LLC	DE

AMH LandCo Eastwood, LLC	DE

AMH LandCo Fenwick, LLC	DE

AMH LandCo Fern Trail, LLC	DE

AMH LandCo Foxtail 2, LLC	DE

AMH LandCo Glenrock Springs, LLC	DE

AMH LandCo Hickory Pointe, LLC	DE

AMH LandCo Highland Park, LLC	DE

AMH LandCo Highland Village West, LLC	DE

AMH LandCo Ivey Ridge, LLC	DE

AMH LandCo Leela Reserve, LLC	DE

AMH LandCo Ozora Heights, LLC	DE

AMH LandCo Preserve at Tribble Mill, LLC	DE

AMH LandCo Rosewater Crossing North, LLC	DE

AMH LandCo Rosewater Crossing South, LLC	DE

Entity	State of Incorporation
AMH LandCo Serene Gardens, LLC	DE

AMH LandCo Sienna Grove I, LLC	DE

AMH LandCo Syringa Springs, LLC	DE

AMH LandCo Tierpointe, LLC	DE

AMH LandCo Williams Pond, LLC	DE

AMH Linda Vista Development TRS, LLC	DE

AMH Manor House Development TRS, LLC	DE

AMH Marshfield Development, LLC	DE

AMH NB Development Arbors at Valencia FL, LLC	DE

AMH NB Development Baker Creek OR, LLC	DE

AMH NB Development Bunton Creek TX, LLC	DE

AMH NB Development Centerra AZ, LLC	DE

AMH NB Development Chatham Walk FL, LLC	DE

AMH NB Development FL, LLC	DE

AMH NB Development Glen Meadows SC, LLC	DE

AMH NB Development Sunset Farms AZ, LLC	DE

AMH NB Development Talise de Culebra TX, LLC	DE

AMH NB Development WA, LLC	DE

AMH NC Development, LP	DE

AMH NC Development Holdings GP, LLC	DE

AMH NC Development Holdings One, LP	DE

AMH NC Development TRS, LP	DE

AMH NC Development TRS LP, LLC	DE

AMH NC Properties, L.P.	DE

AMH NC Properties Two, LP	DE

AMH Noisette Development TRS, LLC	DE

AMH North Maple Development TRS, LLC	DE

AMH NV Development, LLC	DE

AMH NV Development Holdings One, LLC	DE

AMH NV Development Holdings Two, LLC	DE

AMH NV2 Development, LLC	DE

AMH NV3 Development, LLC	DE

AMH NV4 Development, LLC	DE

AMH NV5 Development, LLC	DE

AMH NV6 Development, LLC	DE

AMH NV7 Development, LLC	DE

AMH NV8 Development, LLC	DE

AMH NV9 Development, LLC	DE

AMH NV10 Development, LLC	DE

Entity	State of Incorporation
AMH NV11 Development, LLC	DE

AMH NV12 Development, LLC	DE

AMH NV13 Development, LLC	DE

AMH NV14 Development, LLC	DE

AMH NV15 Development, LLC	DE

AMH NV16 Development, LLC	DE

AMH NV17 Development, LLC	DE

AMH NV18 Development, LLC	DE

AMH NV19 Development, LLC	DE

AMH NV20 Development, LLC	DE

AMH NV21 Development, LLC	DE

AMH NV22 Development, LLC	DE

AMH NV23 Development, LLC	DE

AMH NV24 Development, LLC	DE

AMH NV25 Development, LLC	DE

AMH NV26 Development, LLC	DE

AMH NV27 Development, LLC	DE

AMH NV28 Development, LLC	DE

AMH OH Properties One, LLC	DE

AMH OH Properties Two, LLC	DE

AMH OH Properties Three, LLC	DE

AMH OH Properties Four, LLC	DE

AMH OH Properties Five, LLC	DE

AMH OH Properties Six, LLC	DE

AMH OH Properties Seven, LLC	DE

AMH OH Properties Eight, LLC	DE

AMH OH Properties Nine, LLC	DE

AMH OH Properties Ten, LLC	DE

AMH OH Properties Eleven, LLC	DE

AMH OH Properties Twelve, LLC	DE

AMH Pimlico Development TRS, LLC	DE

AMH Portfolio ZB, LLC	DE

AMH Properties Kansas City, LLC	DE

AMH Remington Ranch Development TRS, LLC	DE

AMH Rivercross Development TRS, LLC	DE

AMH Robinson Tract Development, LLC	DE

AMH Siena Cove Development, LLC	DE

AMH TN Development, LLC	DE

AMH TN Development Holdings One, LLC	DE

Entity	State of Incorporation
AMH TX Development, LLC	DE

AMH TX Properties, LP	DE

AMH Verrado Development, LLC	DE

AMH Vesta 1 Investment, LLC	DE

AMH Victory Landing Development, LLC	DE